UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2011

DIEBOLD, INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A updates information provided in the current report on Form 8-K filed on May 4, 2011 by Diebold, Incorporated (the “Company”) to report the results of the matters voted on at the Company’s 2011 annual meeting of shareholders held on April 28, 2011 (the “Annual Meeting”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, at the Annual Meeting, the Company’s shareholders cast the greatest number of advisory (non-binding) votes to hold an advisory vote on named executive officer compensation every year. Subsequently, at a meeting held on August 4, 2011, our board of directors determined, in accordance with the shareholder advisory vote, that the Company will hold a shareholder advisory vote on named executive officer compensation every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

Date: August 11, 2011	By:	/s/ CHAD F. HESSE
Chad F. Hesse
Vice President, Interim General Counsel and Secretary